UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 10, 2004

RAINING DATA CORPORATION
( Exact Name of Registrant as Specified in its Charter )

Delaware	000-16449	94-3046892
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

17500 Cartwright Road
Irvine, California 92614
( Address of Principal Executive Offices )

(949) 442-4400
( Registrant’s Telephone Number, Including Area Code )

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant  to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Effective November 10, 2004, director Geoffrey P. Wagner has resigned as Chairman of the Board of Directors, Chairman of the Audit Committee, Chairman of the Nominating and Corporate Governance Committee, Chairman of the Compensation Committee and as sole member of the Stock Committee.  The Board of Directors appointed Richard W. Koe as Chairman of the Board of Directors, Chairman of the Nominating and Corporate Governance Committee, Chairman of the Compensation Committee and sole member of the Stock Committee, effective November 10, 2004, and appointed Gerald F. Chew as Chairman of the Audit Committee, effective November 10, 2004.  Mr. Wagner will continue to serve on the Board of Directors and will remain a member of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Raining Data Corporation
(Registrant)

November 10, 2004	/s/ Brian C. Bezdek
Date	Brian C. Bezdek, Chief Financial Officer